SUBORDINATION AGREEMENT

This Subordination Agreement (this "Agreement") is made as of the 2nd day of November, 2000 by and among WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("Senior Lender"), BANK OF NEW YORK, as Securities Agent ("BONY"), and SPECIAL VALUE BOND FUND, LLC, a Delaware limited liability company (together with BONY, "Junior Creditor"), and PEMCO AVIATION GROUP, INC., for itself and as Agent for Pemco Aeroplex, Inc., an Alabama corporation; Space Vector Corporation, a Delaware corporation; Pemco Air Services System, Inc., a Colorado corporation; Pemco Nacelle Services, Inc., a Colorado corporation; Pemco World Air Services, Inc., a Colorado corporation; Precision Standard Corp., a Delaware corporation; Hayes Holdings I Inc., a Delaware corporation; Hayes Holdings II Inc., a Delaware corporation, Air International Incorporated, a Delaware corporation, and Pemco Capital Corp., a Colorado corporation (as more particularly defined below, the "Obligors").

                                 RECITALS

Prior to the effectiveness of this Agreement, some or all of the Obligors are directly or indirectly indebted in the principal amount of $3,690,000 to Junior Creditor pursuant to a Second Amended and Restated Senior Subordinated Loan Agreement (as the same may now exist or may hereafter be amended, modified, supplemented, renewed or extended, the "Subordinated Loan Agreement");

Senior Lender and certain of the Obligors have entered into a Credit and Security Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the "Credit Agreement;" together with all other guaranties, documents, agreements, and instruments now or hereafter executed in connection therewith, all as amended, supplemented, restated or otherwise modified from time to time, are collectively called the "Senior Loan Agreements") pursuant to which the Senior Lender has agreed to make loans and extend other financial accommodations to the Obligors party thereto;

The Obligors that are not a party to the Credit Agreement have agreed to guarantee the obligations of the other Obligors under the Credit
Agreement; and

As a condition to entering into the Credit Agreement, Senior Lender has required that the Junior Creditor agree to subordinate its loans to the Obligors on the terms and conditions set forth herein.

                                 AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, Senior Lender, Junior Creditor, and Obligors agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement. In addition, the following terms in this Agreement shall have the following meanings:

"Junior Securities" means any payment or distribution of capital stock or other securities of any Obligor or other Person provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent than, the Subordinated Debt is subordinated to Senior Debt as provided in this Agreement.

"Obligors" shall mean, individually and collectively, the Persons identified as such in the opening paragraph of this Agreement, and any other person now or hereafter obligated to Senior Lender under the Senior Loan Agreements and to Junior Creditor under the Subordinated Loan Agreement, together with each of their respective successors and assigns, including, without limitation, any trustee in bankruptcy or other court appointed receiver.

"Senior Debt" means all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now or existing or hereafter arising, of Obligors owed to Senior Lender under the Senior Loan Agreements, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Obligors whether or not allowed as a claim in such proceeding), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Senior Loan Agreements.

"Senior Lender" means individually and collectively, Senior Lender and its successors and assigns and any person who refinances or refunds all or any portion of the Senior Debt.

"Subordinated Debt" means all indebtedness of any Obligor to the Junior Creditor arising under the Subordinated Loan Agreement, including without limitation, principal, interest, fees, charges, indemnities and other liabilities now or hereafter existing with respect to the Subordinated Loan Agreement, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, together with all interest, fees charges, expenses and attorney's fees with respect thereto for which any Obligor is now or hereafter becomes liable to pay to Junior Creditor under any agreement or by law.

2. Subordination to Senior Debt. Notwithstanding any other provision of the Subordinated Loan Agreement, any document or instrument executed by Obligors in connection therewith, or any collateral now or hereafter securing the Subordinated Loan Agreement, all Subordinated Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of all Senior Debt.

3.   Distributions in Liquidation and Bankruptcy.

     (a) In the Event of any insolvency or bankruptcy case under Title 11 of the United States Code (the "Bankruptcy Code") or any other federal or state insolvency statute, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Obligor or its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any Obligor, whether or not involving insolvency or bankruptcy or in the event of any assignment for the benefit of creditors of any Obligor or any marshaling of assets of any Obligor (any such event an "Insolvency Case"), then the Senior Lender shall first be entitled to receive payment in full of all Senior Debt before the Junior Creditor shall be entitled to receive any payment on account of the Subordinated Debt, and the Senior Lender shall be entitled to receive for application in payment of the Senior Debt any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such Insolvency Case in respect of the Subordinated Debt, including, without limitation, securities or interests of any Obligor as reorganized or readjusted or securities or interests of any Obligor or any other entity provided for by a plan of reorganization or readjustment (other than, in any such case, Junior Securities).

     (b) In any Insolvency Case, Senior Lender is irrevocably authorized to:

               (i) If the Junior Creditor fails to do so reasonably promptly after written request therefor by the Senior Lender, enforce claims comprising any of the Subordinated Debt either in its own name or the name of the Junior Creditor, by proof of debt, proof of claim, suit, adversary proceeding, or otherwise; and/or

               (ii) Collect any assets of any Obligor distributed, divided or applied by way of dividend or payment, or any securities issued, on account of any of the Subordinated Debt, and apply the same, or the proceeds of any realization upon the same, to the Senior Debt.

     (c) To enable Senior Lender to assert and enforce its rights hereunder upon the occurrence of an Insolvency Case, Senior Lender and any person whom Senior Lender may designate are hereby irrevocably appointed attorney in fact for the Junior Creditor, with full power to act in the place and stead of the Junior Lender in accordance with the powers granted in this Agreement, including the right to make, present, and file proofs of claim against any Obligor on account of all or any part of the Subordinated Debt as Senior Lender may deem advisable and to receive and collect any and all dividends or other payments (other than payments of Junior Securities) made thereon and to apply the same on account of the Senior Debt. Junior Creditor will execute and deliver to Senior Lender such instruments as may be required by it to enforce any and all of the Subordinated Debt to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments (other than payments of Junior Securities) which may be made at any time on account of the Subordinated Debt.

     (d) If Senior Lender shall desire to permit the use of cash collateral or to provide post-petition financing from Senior Lender to any Borrower, Junior Lender hereby agrees that it shall raise no objection to any such use of cash collateral or such post-petition financing from Senior Lender regardless of any diminution in the value of any collateral which may result from the use of cash collateral or provision of post-petition financing.

4. Permitted Payments. Obligors shall not pay and Junior Creditor shall not accept any payments (whether of principal, interest, or otherwise) on the Subordinated Debt; provided, however, that Obligors may pay and Junior Creditor may accept the regularly scheduled installments of interest and principal due under the Subordinated Loan Agreement so long as (a) no default has arisen and continues with respect to the Senior Debt and (b) after giving effect to such payment, no default would be created thereby.

5. Default on Senior Debt. If Junior Creditor shall receive any payment or distribution of any kind (whether from any collateral securing such debt or otherwise) that the Junior Creditor is not entitled to receive under the provisions of this Agreement (including any payment received in reliance on the Senior Debt having been paid in full, if and to the extent any payment applied by the Senior Lender to the Senior Debt is thereafter set aside, recovered, rescinded or required to be returned for any reason, including, without limitation, the bankruptcy, insolvency or reorganization of any Obligor or any other person), such payment or distribution shall be delivered to Senior Lender promptly in precisely the form received (except for the endorsement or assignment by Junior Creditor where necessary) for application to payment of the Senior Debt, whether then due or not due.

6. No Acceleration or Exercise of Remedies. So long as any Senior Debt remains unpaid, Junior Creditor will promptly give written notice to the Senior Lender of any uncured default under the Subordinated Loan Agreement; and Junior Lender will not at any time prior to such notice, nor for a period of six months from the date of such notice (a) accelerate, or cause to be accelerated, the Subordinated Debt or otherwise cause the Subordinated Debt to become due prior to its original stated maturity; or (b) exercise any remedies with respect to the Subordinated Debt or any collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Senior Debt shall have been indefeasibly paid in full, or Senior Lender shall have otherwise consented in writing, but in no event shall Junior Creditor exercise any remedies against any of the collateral securing the Senior Debt while any of the Senior Debt remains unpaid regardless of the nature of the default by Obligors with Junior Creditor if Senior Lender has commenced the exercise of its remedies as a secured lender with respect to such collateral. So long as any Senior Debt remains unpaid, Junior Creditor will not (x) accept any payment, prepayment or defeasance of any portion of the Subordinated Debt prior to the due date for such Subordinated Debt as set forth in the Subordinated Loan Agreement or in any other document creating any Subordinated Debt, except as provided herein; or (y) modify or alter in any way the terms of the Subordinated Debt if the effect of such is to accelerate the payments due thereon.

7. Bankruptcy. Until the Senior Debt shall have been indefeasibly paid in full, Junior Creditor will not without the prior written consent of Senior lender commence, or join with any other person in commencing, any proceeding against any person with respect to the Subordinated Debt under any bankruptcy reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

8. Continuing Subordination. The subordination effected by these provisions is a continuing subordination and may not be modified or terminated by Junior Creditor or any other holder of any Subordinated Debt until all of the Senior Debt shall have been indefeasibly paid in full. Subordinated Lender has amended its Subordinated Loan Agreement pursuant to Exhibit A hereto which amendment and Subordinated Loan Agreement shall not be further amended without Senior Lender's prior written consent. At any time and from time to time, without consent of or notice to Junior Creditor or any other holder of Subordinated Debt, and without impairing or affecting the obligations of any of them hereunder;

     (a) The time for Obligors' performance of, or compliance with, any of their agreements contained in the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

     (b) Senior Lender may exercise or refrain from exercising any rights under the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt;

     (c) The Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, without limitation, increases in the principal amount or increases in the interest charges or fees), or changing in any manner the rights of Senior Lender, Obligors, or any guarantor of the Senior Debt;

     (d) Payment of the Senior Debt or any portion thereof may be extended, refunded or refinanced or any Senior Loan Agreements evidencing such Senior Debt may be renewed in whole or in part;

     (e) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of Senior Lender may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement with Obligors or any guarantor and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

     (f) Any person liable in any manner for payment of the Senior Debt may be released by holders of Senior Debt; and

     (g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been extended, renewed, modified, refunded or refinanced.

9.   Waivers.  Junior Creditor hereby waives, and agrees not to assert:
(a) any right, now or hereafter existing, to require Senior Lender to proceed against or exhaust any collateral at any time securing the Senior Debt, or to marshal any assets in favor of Junior Creditor or any other holder of Subordinated Debt; and (b) any notice of the incurrence of Senior Debt, it being understood that Senior Lender may, in reliance upon these subordination provisions, make advances under the Loan Documents, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of Junior Creditor.
10. Lien Subordination and Standby. Any lien, security interest, encumbrance, charge or claim of Junior Creditor for itself or as agent on any assets or property of any Obligor or any proceeds or revenues therefrom which Junior Creditor for itself or as agent may have at any time as security for any Subordinated Debt or as security for any other indebtedness owed to it of any nature whatsoever including, without limitation, all loans, advances, debit balances, liabilities, covenants, duties or obligations whether direct or acquired indirectly by assignment, pledge, purchase or otherwise shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted to Senior Lender by Obligors or by law, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance or claim or charge of the provision of any applicable law. Senior Lender may dispose of any of all of the collateral for the Senior Debt free of any and all liens, including but not limited to liens created in favor of Junior Creditor for itself or as agent through judicial or nonjudicial proceedings, in accordance with applicable law including taking title, after notice to Junior Creditor. Junior Creditor agrees that any such sale or other disposition by Senior Lender of so much of the collateral for the Senior Debt as is necessary to satisfy in full, all of the principal of, interest on and reasonable costs of collection of the Senior Debt, shall be made free and clear of any security interest granted to holder provided the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon Senior Lender's request, Junior Creditor shall execute and deliver any releases or other documents and agreements that Senior Lender in its reasonable discretion deems necessary to dispose of the collateral for the Senior Debt free of Junior Creditor's interest in same. Junior Creditor retains all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt. Notwithstanding the foregoing, should Junior Creditor provide any purchase money financing of specific equipment which is secured by separate discrete UCC financing statements listing only such specific items of equipment as subject to Junior Creditor's lien such purchase money liens shall be excluded from the provisions of this agreement.

11. Subrogation. Until the Senior Debt shall have been indefeasibly paid in full, Junior Creditor hereby waives all rights of subrogation with respect to the rights of Senior Creditor to receive payments or distributions and with respect to any rights to any collateral for the Senior Debt. Upon payment in full of the Senior Debt, Junior Creditor shall be subrogated, to the extent permitted by law, to all rights of the holders of Senior Debt.

12. Subordination Not Impaired by Obligors. No right of any holder of Senior Debt to enforce the subordination of the Subordinated Debts shall be impaired by any act or failure to act by any Obligor or by its failure to comply with these provisions.

13. No Third Party Beneficiaries. This Agreement is not intended to give or confer any rights to any person other than the holders of the Senior Debt. No other party, including Obligors, is intended to be a third party beneficiary of this Agreement.

14. Legend on Subordinated Loan Agreement. If any portion of the Subordinated Debt is evidenced by a promissory note, debenture, stock certificate or other instrument, Junior Creditor and Obligors agree to promptly add a conspicuous legend or other reference to such instrument stating that the rights of any holder and Obligors thereof are subject to this Agreement.

15. Representations and Warranties. Junior Creditor hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by Junior Creditor of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument or other agreements to which Junior Creditor is a party or by which it or its property may be bound or affected; (b) Junior Creditor has full power, authority and legal right to make and perform this Agreement; (c) Junior Creditor has not assigned or transferred any indebtedness owing by Obligors or any of the collateral or any interest therein for the Subordinated Debt and Junior Creditor will not assign or transfer same without at least ten (10) days prior written notice to Senior Lender and without obtaining the agreement in writing of any such assignee to be bound by the provisions hereof, and (d) this Agreement is the legal, valid and binding obligation of Junior Creditor, enforceable against Junior Creditor in accordance with its terms.

16. No Waiver. No failure on the part of Senior Lender to exercise, no delay in exercising and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of Senior Lender and Junior Creditor and no consent or waiver hereunder shall be valid unless in writing and signed by Senior Lender.

17. Successor and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

18. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of Colorado, THE PARTIES HERETO WAIVE ANY RIGHTS TO A JURY TRIAL IN CONNECTION WITH ANY JUDICIAL PROCEEDINGS HEREUNDER AND HEREBY IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE STATE OF COLORADO IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

19. Counterparts. This Agreement may be signed by separate counterparts all of which when taken together shall constitute one agreement. This Agreement may be executed by telefaxed signatures which may be relied upon as if original.

20.  Acknowledgments; Further Assurances.

     (a) Junior Creditor acknowledges and agrees that the term "BNY Credit Agreement" as used in the Subordinated Loan Agreement means and refers to the Credit Agreement and, accordingly, the closing of the Credit Agreement does not constitute or otherwise result in the "BNY Termination Date" under the Subordinated Loan Agreement. Junior Creditor also acknowledges that the Credit Agreement is a "Senior Agreement" as defined in the Subordinated Loan Agreement.

     (b) Junior Creditor further acknowledges that the Obligors presently contemplate a corporate restructuring substantially as outlined in Schedule A and in connection therewith Junior Creditor agrees to execute and deliver such documents and take such other actions as may be reasonably requested by Senior Lender to continue and confirm the subordination effected hereby and to carry out the terms and provisions hereof.
IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   WELLS FARGO BUSINESS CREDIT, INC.


                                   By: /s/Tim Ulrich
                                         Tim Ulrich, Vice President

                                   Notice Address:

                                   MAC C7300-300
                                   1740 Broadway
                                   Denver, Colorado 80274
                                   Attn:  Tim Ulrich
                                   Fax No. (303) 863-4904

                                   BANK OF NEW YORK


                                   By: /s/Cheryl Llasser
                                   Title: Assistant Vice President
                                    Address:




                                   Fax No.

                                   SPECIAL VALUE BOND FUND, LLC


                                   By: /s/Howard Levkowitz
                                   Title: Principal

                                   Notice Address:




                                   Fax No.
                                   PEMCO AVIATION GROUP, INC.
                                   for   itself  and  as  agent  for   the
Obligors


                                   By: /s/John Lee
                                   Title: Senior Vice President and CFO

                                   Notice Address:
                                   1943 North 50th Street
                                   Birmingham, Alabama 35212
                                   Attn:  John Lee

                                SCHEDULE A
                        Pemco Aviation Group, Inc.

The presently contemplated proposed restructuring (see attached charts) consists of performing the following actions:

transferring the assets of the Pemco Engineers Division of Pemco to Precision Standard Corp. and re-naming that entity Pemco Engineers, Inc.;

merging Pemco Capital Corp. out of existence;

merging Hayes Holdings I Inc. into Hayes Holdings II Inc. and merging Hayes Holdings II Inc. into Pemco Aeroplex, Inc.;

changing the name of Pemco World Air Services, Inc. to Pemco Air, Inc; and

creating a new subsidiary of Pemco Aeroplex, Inc. entitled Pemco World Air Services, Inc. The assets of the Dothan Division of Pemco Aeroplex, Inc. will be transferred to this new entity. The stock of this new entity will then be contributed to Pemco Aviation Group, Inc.